                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10 / A

                   GENERAL FORM FOR REGISTRATION OF SECURITIES
     Pursuant to Section 12(b) or (g) of The Securities Exchange Act of 1934

                      Southwest Iowa Renewable Energy, LLC
             (Exact name of registrant as specified in its charter)

                Iowa                                      20-2735046
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

    2101 42nd Avenue, Council Bluffs, Iowa                51501-8409
   (Address of principal executive offices)               (Zip code)

Registrant's phone number, including area code:        (712) 366-0392

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                 Name of each exchange on which
      to be so registered                 each class is to be registered

Securities to be registered pursuant to Section 12(g) of the Act:

                                 Series A Units
                                (Title of class)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

     Large accelerated filer [ ]                      Accelerated filer [ ]
     Non-accelerated filer [ ]                Smaller reporting company |X|

                                EXPLANATORY NOTE

     This Amendment (the "Amendment") to Southwest Iowa Renewable Energy,  LLC's
("Company")  Form 10, as filed by the Company on January 1, 2008, and as amended by the  Company  on March  21,  2008  and  March  23,  2008  (the  "Registration
Statement"),  is being  filed  solely to amend and  restate  Item  15(b) and the
Exhibit Index of the  Registration  Statement.  Exhibits 10.1,  10.2,  10.10 and
10.12 of the Exhibit Index are being refilled as part of this Amendment.

Item 15. Financial Statements and Exhibits.

     (b) Exhibits

     See "Exhibit Index" below.

                                   SIGNATURES

     In accordance with Section 12 of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SOUTHWEST IOWA RENEWABLE ENERGY, LLC

                                       By:  /s/ Mark Drake
                                          --------------------------------------
                                       (Principal executive officer)

                                       Date: October 23, 2008

Exhibit Index

Exhibit numbers 10.36 and 10.37 are management contracts.

2         Omitted - Inapplicable.
3(i)      Articles of Organization, as filed with the Iowa Secretary of State on
          March  28,  2005   (incorporated  by  reference  to  Exhibit  3(i)  of
          Registration  Statement on Form 10 filed by  Registrant on January 28,
          2008).
4(i)      Second Amended and Restated  Operating  Agreement  dated March 7, 2008
          (incorporated  by  reference  to Exhibit  4(i) of  Amendment  No. 1 to
          Registration  Statement  on Form 10 filed by  Registrant  on March 21,
          2008).
9         Omitted - Inapplicable.
10.1      Agreement  dated  October 13, 2006 between  Southwest  Iowa  Renewable
          Energy,  LLC and Bunge North America,  Inc.  Portions of the Agreement
          have been omitted pursuant to a request for confidential treatment.
10.2      Ethanol  Merchandising   Agreement  dated  November  1,  2006  between
          Southwest Iowa Renewable  Energy,  LLC and Lansing  Ethanol  Services,
          LLC. Portions of the Agreement have been omitted pursuant to a request for confidential treatment.
10.3      Assignment  of  Ethanol  Merchandising  Agreement  dated  May 2,  2007 between AgStar  Financial  Services,  PCA and Southwest Iowa Renewable
          Energy, LLC (incorporated by reference to Exhibit 10.3 of Registration
          Statement on Form 10 filed by Registrant on January 28, 2008).
10.4      Executed  Steam  Service  Contract  dated  January  22,  2007  between
          Southwest Iowa Renewable  Energy,  LLC and MidAmerican  Energy Company
          (incorporated  by reference to Exhibit 10.4 of Registration  Statement on Form 10 filed by Registrant  on January 28, 2008).  Portions of the
          Contract  have been  omitted  pursuant to a request  for  confidential treatment.
10.5      Assignment  of  Steam  Service  Contract  dated  May 2,  2007  between
          Southwest Iowa Renewable  Energy,  LLC and AgStar Financial  Services,
          PCA  (incorporated  by  reference  to  Exhibit  10.5  of  Registration
          Statement on Form 10 filed by Registrant on January 28, 2008).
10.6      Electric  Service  Contract dated December 15, 2006 between  Southwest
          Iowa   Renewable   Energy,   LLC  and   MidAmerican   Energy   Company
          (incorporated  by reference to Exhibit 10.6 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.7      Assignment  of Electric  Service  Contract  dated May 2, 2007  between
          Southwest Iowa Renewable  Energy,  LLC and AgStar Financial  Services,
          PCA  (incorporated  by  reference  to  Exhibit  10.7  of  Registration
          Statement on Form 10 filed by Registrant on January 28, 2008).
10.8      Distillers  Grain  Purchase  Agreement  dated October 13, 2006 between
          Southwest Iowa  Renewable  Energy,  LLC and Bunge North America,  Inc.
          (incorporated  by reference to Exhibit 10.8 of Registration  Statement on Form 10 filed by Registrant  on January 28, 2008).  Portions of the
          Agreement  have been  omitted  pursuant to a request for  confidential treatment.
10.9      Assignment of Distillers  Grain Purchase  Agreement  dated May 2, 2007 between  Southwest Iowa  Renewable  Energy,  LLC and AgStar  Financial
          Services,   PCA   (incorporated   by  reference  to  Exhibit  10.9  of
          Registration  Statement on Form 10 filed by  Registrant on January 28,
          2008).
10.10     Grain  Feedstock  Agency  Agreement  dated  October 13,  2006  between
          Southwest Iowa Renewable Energy, LLC and AGRI-Bunge,  LLC. Portions of
          the Agreement have been omitted pursuant to a request for confidential treatment.
10.11     Assignment  of Grain  Feedstock  Agency  Agreement  dated  May 2, 2007 between  Southwest Iowa  Renewable  Energy,  LLC and AgStar  Financial
          Services,   PCA   (incorporated  by  reference  to  Exhibit  10.11  of
          Registration  Statement on Form 10 filed by  Registrant on January 28,
          2008).
10.12     Agreement  between  Owner and  Design/Builder  Based on The Basis of a
          Stipulated  Price dated  September  25, 2006  between  Southwest  Iowa
          Renewable  Energy,  LLC and ICM, Inc.  Portions of the Agreement  have been omitted pursuant to a request for confidential treatment.
10.13     Railcar Sublease  Agreement dated June 25, 2007 between Southwest Iowa
          Renewable Energy, LLC and Bunge North America,  Inc.  (incorporated by reference to Exhibit 10.13 of Registration  Statement on Form 10 filed by  Registrant on January 28,  2008).  Portions of the Agreement  have been omitted pursuant to a request for confidential treatment.
10.14     Credit  Agreement  dated May 2, 2007 between  Southwest Iowa Renewable
          Energy,  LLC and  AgStar  Financial  Services,  PCA  (incorporated  by reference to Exhibit 10.14 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).

10.15     Security  Agreement dated May 2, 2007 between Southwest Iowa Renewable
          Energy,  LLC and  AgStar  Financial  Services,  PCA  (incorporated  by reference to Exhibit 10.15 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.16     Mortgage,  Security  Agreement  Assignment  of Rents  and  Leases  and
          Fixture  Filing dated May 2, 2007  between  Southwest  Iowa  Renewable
          Energy,  LLC and  AgStar  Financial  Services,  PCA  (incorporated  by reference to Exhibit 10.16 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.17     Environmental  Indemnity Agreement dated May 2, 2007 between Southwest
          Iowa  Renewable  Energy,  LLC  and  AgStar  Financial  Services,   PCA
          (incorporated by reference to Exhibit 10.17 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.18     Convertible  Note dated May 2, 2007 made by Southwest  Iowa  Renewable
          Energy,   LLC  in  favor  of   Monumental   Life   Insurance   Company
          (incorporated by reference to Exhibit 10.18 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.19     Convertible  Note dated May 2, 2007 made by Southwest  Iowa  Renewable
          Energy, LLC in favor of Metlife Bank, N.A.  (incorporated by reference to  Exhibit  10.19  of  Registration  Statement  on Form 10  filed  by
          Registrant on January 28, 2008).
10.20     Convertible  Note dated May 2, 2007 made by Southwest  Iowa  Renewable
          Energy,      LLC     in     favor     of     Cooperative      Centrale
          Raiffeisen-Boerenleenbank,  B.A. (incorporated by reference to Exhibit
          10.20 of  Registration  Statement  on Form 10 filed by  Registrant  on
          January 28, 2008).
10.21     Convertible  Note dated May 2, 2007 made by Southwest  Iowa  Renewable
          Energy,   LLC  in  favor  of  Metropolitan   Life  Insurance   Company
          (incorporated by reference to Exhibit 10.21 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.22     Convertible  Note dated May 2, 2007 made by Southwest  Iowa  Renewable
          Energy, LLC in favor of First National Bank of Omaha  (incorporated by reference to Exhibit 10.22 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.23     Revolving Line of Credit Note made by Southwest Iowa Renewable Energy,
          LLC in favor of Cooperative Centrale  Raiffeisen-Boerenleenbank,  B.A.
          (incorporated by reference to Exhibit 10.23 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.24     Revolving Line of Credit Note made by Southwest Iowa Renewable Energy,
          LLC in favor of Metropolitan Life Insurance  Company  (incorporated by reference to Exhibit 10.24 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.25     Revolving Line of Credit Note made by Southwest Iowa Renewable Energy,
          LLC in  favor  of  First  National  Bank  of  Omaha  (incorporated  by reference to Exhibit 10.25 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.26     Term Revolving Note made by Southwest  Iowa Renewable  Energy,  LLC in favor of Metlife  Bank,  N.A.  (incorporated  by  reference to Exhibit
          10.26 of  Registration  Statement  on Form 10 filed by  Registrant  on
          January 28, 2008).
10.27     Term Revolving Note made by Southwest  Iowa Renewable  Energy,  LLC in
          favor  of   Cooperative   Centrale   Raiffeisen-Boerenleenbank,   B.A.
          (incorporated by reference to Exhibit 10.27 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.28     Term Revolving Note made by Southwest  Iowa Renewable  Energy,  LLC in
          favor  of  Metropolitan  Life  Insurance   Company   (incorporated  by
          reference to Exhibit 10.28 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.29     Term Revolving Note made by Southwest  Iowa Renewable  Energy,  LLC in favor of First  National Bank of Omaha  (incorporated  by reference to
          Exhibit 10.29 of Registration Statement on Form 10 filed by Registrant on January 28, 2008).
10.30     Lien  Subordination  Agreement  dated May 2, 2007 among Southwest Iowa
          Renewable  Energy,  LLC,  AgStar  Financial  Services,  PCA  and  Iowa
          Department  of Economic  Development  (incorporated  by  reference  to
          Exhibit 10.30 of Registration Statement on Form 10 filed by Registrant on January 28, 2008).
10.31     Value Added Agricultural Product Marketing Development Grant Agreement
          dated November 3, 2006 between  Southwest Iowa Renewable  Energy,  LLC and the United States of America (incorporated by reference to Exhibit
          10.31 of  Registration  Statement  on Form 10 filed by  Registrant  on
          January 28, 2008).
10.32     Engineering   Services  Agreement  dated  November  27,  2006  between
          Southwest  Iowa  Renewable  Energy,  LLC  and  HGM  Associates,   Inc.
          (incorporated by reference to Exhibit 10.32 of Registration  Statement on Form 10 filed by Registrant  on January 28, 2008).  Portions of the
          Contract  have been  omitted  pursuant to a request  for  confidential treatment.

10.33     Fee Letter dated May 2, 2007 between  Southwest Iowa Renewable Energy,
          LLC and AgStar Financial  Services,  PCA (incorporated by reference to
          Exhibit 10.33 of Registration Statement on Form 10 filed by Registrant on January 28, 2008).
10.34     Design-Build  Agreement dated December 18, 2006 between Southwest Iowa
          Renewable  Energy,  LLC and  Todd &  Sargent,  Inc.  (incorporated  by reference to Exhibit 10.34 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.35     Master  Contract  dated  November  21,  2006  between  Southwest  Iowa
          Renewable  Energy,  LLC and Iowa  Department  of Economic  Development
          (incorporated by reference to Exhibit 10.35 of Registration  Statement on Form 10 filed by Registrant on January 28, 2008).
10.36     Employment  Agreement  dated January 31, 2007 between  Southwest  Iowa
          Renewable  Energy,  LLC and Mark Drake  (incorporated  by reference to
          Exhibit 10.36 of Registration Statement on Form 10 filed by Registrant on January 28, 2008).
10.37     Letter Agreement dated July 23, 2007 between  Southwest Iowa Renewable
          Energy, LLC and Cindy Patterson  (incorporated by reference to Exhibit
          10.37 of  Registration  Statement  on Form 10 filed by  Registrant  on
          January 28, 2008).
10.38     First  Amendment  to Credit  Agreement  dated  March 7,  2008  between
          Southwest Iowa Renewable  Energy,  LLC and AgStar Financial  Services,
          PCA  (incorporated by reference to Exhibit 10.38 of Amendment No. 1 to
          Registration  Statement  on Form 10 filed by  Registrant  on March 21,
          2008) .
10.39     Amended and Restated Disbursing  Agreement dated March 7, 2008 between
          Southwest Iowa Renewable  Energy,  LLC and AgStar Financial  Services,
          PCA  (incorporated by reference to Exhibit 10.39 of Amendment No. 1 to
          Registration  Statement  on Form 10 filed by  Registrant  on March 21,
          2008).
10.40     Promissory  Note dated March 7, 2008 made by Southwest  Iowa Renewable
          Energy, LLC in favor of Commerce Bank,  N.A(incorporated  by reference to Exhibit 10.40 of Amendment No. 1 to Registration  Statement on Form
          10 filed by Registrant on March 21, 2008).
10.41     Irrevocable  Standby  Letter of Credit No.  S500381  made by UMB Bank,
          N.A.,  for the  account  of  Bunge  North  America,  Inc.  in favor of
          Commerce Bank, N.A. dated March 10, 2008 (incorporated by reference to
          Exhibit 10.41 of Amendment No. 1 to Registration  Statement on Form 10
          filed by Registrant on March 21, 2008).
10.42     Irrevocable  Standby Letter of Credit No.  08SBLC0345  made by INTRUST
          Bank, N.A. for the account of ICM Inc. in favor of Commerce Bank, N.A.
          dated March 7, 2008  (incorporated  by reference  to Exhibit  10.42 of
          Amendment  No.  1 to  Registration  Statement  on  Form  10  filed  by
          Registrant on March 21, 2008).
10.43     Allonge  to  Revolving  Line of  Credit  Note made by  Southwest  Iowa
          Renewable  Energy,  LLC in favor of First National Bank of Omaha dated
          March 7, 2008 (incorporated by reference to Exhibit 10.43 of Amendment
          No. 1 to  Registration  Statement  on Form 10 filed by  Registrant  on
          March 21, 2008).
10.44     Allonge  to  Revolving  Line of  Credit  Note made by  Southwest  Iowa
          Renewable   Energy,    LLC   in   favor   of   Cooperative    Centrale
          Raiffeisen-Boerenleenbank,  B.A., dated March 7, 2008 (incorporated by reference  to  Exhibit  10.44  of  Amendment  No.  1  to  Registration
          Statement on Form 10 filed by Registrant on March 21, 2008).
10.45     Allonge  to  Revolving  Line of  Credit  Note made by  Southwest  Iowa
          Renewable Energy, LLC in favor of Metropolitan Life Insurance Company, dated March 7, 2008  (incorporated  by reference  to Exhibit  10.45 of
          Amendment  No.  1 to  Registration  Statement  on  Form  10  filed  by
          Registrant on March 21, 2008).
10.46     Allonge to Convertible  Note made by Southwest Iowa Renewable  Energy,
          LLC in favor of First  National  Bank of  Omaha,  dated  March 7, 2008
          (incorporated  by  reference to Exhibit  10.46 of  Amendment  No. 1 to
          Registration  Statement  on Form 10 filed by  Registrant  on March 21,
          2008).
10.47     Allonge to Convertible  Note made by Southwest Iowa Renewable  Energy,
          LLC in favor of Metlife Bank, N.A., dated March 7, 2008  (incorporated by  reference  to Exhibit  10.47 of  Amendment  No. 1 to  Registration
          Statement on Form 10 filed by Registrant on March 21, 2008).
10.48     Allonge to Convertible  Note made by Southwest Iowa Renewable  Energy,
          LLC in favor of Metropolitan  Life Insurance  Company,  dated March 7,
          2008 (incorporated by reference to Exhibit 10.48 of Amendment No. 1 to
          Registration  Statement  on Form 10 filed by  Registrant  on March 21,
          2008).
10.49     Allonge to Convertible  Note made by Southwest Iowa Renewable  Energy,
          LLC in favor of Cooperative Centrale Raiffeisen-Boerenleenbank,  B.A.,
          dated March 7, 2008  (incorporated  by reference  to Exhibit  10.49 of
          Amendment  No.  1 to  Registration  Statement  on  Form  10  filed  by
          Registrant on March 21, 2008).
10.50     Allonge  to Term  Revolving  Note  made by  Southwest  Iowa  Renewable
          Energy,  LLC in favor of First National Bank of Omaha,  dated March 7,
          2008 (incorporated by reference to Exhibit 10.50 of Amendment No. 1 to
          Registration  Statement  on Form 10 filed by  Registrant  on March 21,
          2008).

10.51     Allonge  to Term  Revolving  Note  made by  Southwest  Iowa  Renewable
          Energy,      LLC     in     favor     of     Cooperative      Centrale
          Raiffeisen-Boerenleenbank,  B.A., dated March 7, 2008 (incorporated by reference  to  Exhibit  10.51  of  Amendment  No.  1  to  Registration
          Statement on Form 10 filed by Registrant on March 21, 2008).
10.52     Allonge  to Term  Revolving  Note  made by  Southwest  Iowa  Renewable
          Energy,  LLC in favor of  Metlife  Bank,  N.A.,  dated  March 7,  2008
          (incorporated  by  reference to Exhibit  10.52 of  Amendment  No. 1 to
          Registration  Statement  on Form 10 filed by  Registrant  on March 21,
          2008).
10.53     Allonge  to Term  Revolving  Note  made by  Southwest  Iowa  Renewable
          Energy,  LLC in favor of Metropolitan  Life Insurance  Company,  dated
          March 7, 2008 (incorporated by reference to Exhibit 10.53 of Amendment
          No. 1 to  Registration  Statement  on Form 10 filed by  Registrant  on
          March 21, 2008).
10.54     Allonge to Convertible  Note made by Southwest Iowa Renewable  Energy,
          LLC in favor of Monumental Life Insurance Company, dated March 7, 2008
          (incorporated  by  reference to Exhibit  10.54 of  Amendment  No. 1 to
          Registration  Statement  on Form 10 filed by  Registrant  on March 21,
          2008).
10.55     Term Revolving Note made by Southwest  Iowa Renewable  Energy,  LLC in favor of Amarillo National Bank  (incorporated by reference to Exhibit
          10.55 of Amendment No. 1 to Registration Statement on Form 10 filed by
          Registrant on March 21, 2008).
10.56     Allonge  to Term  Revolving  Note  made by  Southwest  Iowa  Renewable
          Energy,  LLC in favor of Amarillo  National Bank,  dated March 7, 2008
          (incorporated  by  reference to Exhibit  10.56 of  Amendment  No. 1 to
          Registration  Statement  on Form 10 filed by  Registrant  on March 21,
          2008).
10.57     Convertible  Note dated May 2, 2007,  made by Southwest Iowa Renewable
          Energy,  LLC in favor  of  Amarillo  National  Bank  (incorporated  by reference  to  Exhibit  10.57  of  Amendment  No.  1  to  Registration
          Statement on Form 10 filed by Registrant on March 21, 2008).
10.58     Allonge to Convertible  Note made by Southwest Iowa Renewable  Energy,
          LLC  in  favor  of  Amarillo   National  Bank,  dated  March  7,  2008
          (incorporated  by  reference to Exhibit  10.58 of  Amendment  No. 1 to
          Registration  Statement  on Form 10 filed by  Registrant  on March 21,
          2008).
10.59     Revolving Line of Credit Note made by Southwest Iowa Renewable Energy,
          LLC in favor of Amarillo  National Bank  (incorporated by reference to
          Exhibit 10.59 of Amendment No. 1 to Registration  Statement on Form 10
          filed by Registrant on March 21, 2008).
10.60     Allonge  to  Revolving  Line of  Credit  Note made by  Southwest  Iowa
          Renewable Energy,  LLC in favor of Amarillo National Bank, dated March
          7, 2008 (incorporated by reference to Exhibit 10.60 of Amendment No. 1 to Registration  Statement on Form 10 filed by Registrant on March 21,
          2008).
10.61     Series C Unit Issuance Agreement dated March 7, 2008 between Southwest
          Iowa Renewable Energy, LLC and ICM, Inc. (incorporated by reference to
          Exhibit 10.61 of Amendment No. 1 to Registration  Statement on Form 10
          filed by Registrant on March 21, 2008).
10.62     Series E Unit Issuance Agreement dated March 7, 2008 between Southwest
          Iowa Renewable Energy, LLC and Bunge North America, Inc. (incorporated by  reference  to Exhibit  10.62 of  Amendment  No. 1 to  Registration
          Statement on Form 10 filed by Registrant on March 21, 2008).
10.63     Support  Services  Agreement dated January 30, 2008 between  Southwest
          Iowa Renewable Energy, LLC and Bunge North America, Inc. (incorporated by  reference  to Exhibit  10.63 of  Amendment  No. 1 to  Registration
          Statement on Form 10 filed by Registrant on March 21, 2008).
11        Omitted - Inapplicable.
12        Omitted - Inapplicable.
16        Omitted - Inapplicable.
24        Omitted - Inapplicable.